ANNEX V

THESE SECURITIES AND THE SECURITIES ISSUABLE UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, A "NO ACTION" LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH TRANSFER, A TRANSFER MEETING THE REQUIREMENTS OF RULE 144 OF THE SECURITIES AND EXCHANGE COMMISSION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

                         STRATEGIC SOLUTIONS GROUP, INC.

                      FORM OF COMMON STOCK PURCHASE WARRANT

                  1. Issuance. In consideration of good and valuable consideration, the receipt of which is hereby acknowledged by STRATEGIC SOLUTIONS GROUP, INC., a Delaware corporation (the "Company"), or registered assigns (the "Holder") is hereby granted the right to purchase at any time until 5:00 P.M., New York City time, on ________________ (the "Expiration Date"), ___________________________ (__________) fully paid and nonassessable shares of the Company's Common Stock, par value $0.0001 per share (the "Common Stock") at an initial exercise price of $____ per share (the "Exercise Price"), subject to further adjustment as set forth in Section 6 hereof.

                  2. Exercise of Warrants. This Warrant is exercisable in whole or in part at the Exercise Price per share of Common Stock payable hereunder, payable in cash or by certified or official bank check, or by "cashless exercise", by means of tendering this Warrant Certificate to the Company to receive a number of shares of Common Stock equal in Market Value to the difference between the Market Value of the shares of Common Stock issuable upon exercise of this Warrant and the total cash exercise price thereof. Upon surrender of this Warrant Certificate with the annexed Notice of Exercise Form duly executed, together with payment of the Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. For the purposes of this Section 2, "Market Value" shall be an amount equal to the average closing bid price of a share of Common Stock for the ten (10) days preceding the Company's receipt of the Notice of Exercise Form duly executed, via delivery or facsimile, multiplied by the number of shares of Common Stock to be issued upon surrender of this Warrant Certificate.

                  3. Reservation of Shares. Subject to the number of shares authorized, issued and reserved at the time of exercise of this Warrant, and the restrictions on authorization of additional shares, as set forth below, the Company agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of Common Stock reasonably necessary to yield the number of shares of Common Stock issuable upon exercise of this Warrant (the "Warrant Shares"). As of the date of issuance of this Warrant, the Company has 5,000,000 shares of Common Stock authorized, 1,768,739 shares of Common

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Stock issued and  outstanding  and 556,982  shares of Common Stock  reserved for issuance under various stock plans and earn out arrangements. The Company cannot
provide  for   additional   authorized   shares  without  the  approval  of  the
shareholders by majority vote of the shares of its outstanding Common Stock.

                  4. Mutilation or Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

                  5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

                  6. Protection Against Dilution. The number of shares of Common Stock purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

                     6.1 Adjustment for Subdivision. If the Company at any time subdivides
(by any stock split, stock dividend, recapitalization or otherwise) the outstanding shares of Common Stock into a greater number of shares, the number of shares purchasable upon exercise of this Warrant shall be proportionately increased and the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and if the Company at any time combines (by reverse stock split or otherwise) the outstanding shares of Common Stock into a smaller number of shares, the number of shares purchasable upon exercise of this Warrant shall be proportionately decreased and the Exercise Price in effect immediately prior to such combination and the number of shares of Common Stock to be received by the Holder pursuant to this Warrant shall be proportionately increased.

                           6.2.     Adjustment for Reorganization.  Any capital
reorganization,
reclassification, consolidation, merger or sale of all or substantially all of the Company's assets with or into another person or entity which is effected in such a manner that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock shall be referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Company shall make appropriate provisions to insure that the Holder shall thereafter have the right to acquire and receive upon exercise of this Warrant, in lieu of or in addition to Common Stock immediately theretofore acquirable and receivable upon the exercise of this Warrant, such shares of stock, securities or assets as the Holder would have received in connection with such Organic Change if the Holder had exercised the Warrant immediately prior to such Organic Change.


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                           6.3      Adjustment for Spin Off.  If, for any
reason, prior to the exercise of
this Warrant in full, the Company spins off or otherwise divests itself of a part of its business or operations or disposes of all or of a part of its assets in a transaction in which the Company does not receive compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holders of the Company (the "Spin Off"), then

                  (a) the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued had all of the Warrants outstanding (the "Outstanding Warrants") on the Spin Off record date (the "Record Date") been exercised as of the close of business on the trading day immediately before the Record Date (the "Reserved Spin Off Shares"), and (ii) to be issued to the Holder on the exercise of all or any of the Outstanding Warrants, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by (y) a fraction, of which (I) the numerator is the amount of the Outstanding Warrants then being exercised, and
(II) the denominator is the amount of the Outstanding Warrants; and

                  (b) the Exercise Price on the Outstanding Warrants shall be adjusted immediately after consummation of the Spin Off by multiplying the Exercise Price by a fraction (if, but only if, such fraction is less than 1.0), the numerator of which is the average Market Price (which, for all purposes of this Section 6.3(b), shall have the meaning ascribed to it in the Registration Rights Agreement referred to below rather than the definition provided in
Section 2 hereof) on the five (5) trading days immediately following the fifth day after the Record Date, and the denominator of which is the average Market Price on the five (5) trading days immediately preceding the Record Date; and such adjusted Exercise Price shall be deemed to be the Exercise Price with respect to the Outstanding Warrants as of the date after the Record Date.

                  7. Transfer to Comply with the Securities Act; Registration Rights.

                  (a) This Warrant has not been registered under the Securities Act of 1933, as amended, (the "Act") and has been issued to the Holder for investment and not with a view to the distribution of either the Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

                  (b) The Company agrees to file a registration statement, which shall include the Warrant Shares, on Form S-3 or another available form (the "Registration Statement"), pursuant to the Registration Rights Agreement between the Company and Holder dated October 22, 1997.


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                  8.  Notices.  Any notice or other  communication  required  or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage pre-paid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission, or, if mailed, two days after the date of deposit in the United States mails, as follows:

                           (i)      if to the Company, to:

                                    Strategic Solutions Group, Inc.
                                    326 First Street
                                    Suite 100
                                    Annapolis, MD  21403
                                    Tel:  (410) 263-7761
                                    Fax:  (410) 280-6013

                                    Attn: John Cadigan

                                    With a copy to:

                                    Ernest D. Palmarella, Esquire
                                    Palmarella & Sweeney, P.C.
                                    2 Radnor Corporate Center
                                    Suite 310
                                    100 Matsonford Road
                                    Radnor, Pennsylvania  19087

                                    Tel:  610-687-1100
                                    Fax:  610-687-8830

                           (ii)     if to the Holder, to:





                                    with a copy to:







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Any party may  designate  another  address  or person  for  receipt  of  notices hereunder by notice given to the other parties in accordance with this Section.

                  9. Supplements and Amendments; Whole Agreement. This Warrant may be amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant of even date herewith contain the full understanding of the parties hereto with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understandings other than expressly contained herein and therein.

                  10. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

                  11. Counterparts. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                  12. Descriptive Headings. Descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

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         IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the 22ND day of October, 1997.

                                  STRATEGIC SOLUTIONS GROUP, INC.


                                  By:_________________________________
                                     ------------------------------
                                  Its ___________________________


Attest:


------------------------




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                          NOTICE OF EXERCISE OF WARRANT

         The undersigned hereby irrevocably elects to exercise the right, represented by the Warrant Certificate dated as of ______________, to purchase __________shares of the Common Stock, par value $0.0001 per share, of
___________________  and either (i) tenders  herewith payment in accordance with
Section 1 of said Common Stock Purchase Warrant or (ii) elects a "cashless exercise" in accordance with Paragraph 2 of the Warrant Certificate, as indicated below.

         Please deliver the stock certificate to:



Dated:______________________


By:_________________________



|_|               CASH:             $ _______________________

|_|      CASHLESS EXERCISE



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